SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                 FORM 8-K/A

                     AMENDMENT NO. 1 TO CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                                JUNE 17, 1999
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                    O'SULLIVAN INDUSTRIES HOLDINGS, INC.

           (Exact name of registrant as specified in its charter)


        DELAWARE                  1-12754                    43-1659062

    (State or other      (Commission File Number)         (I.R.S. Employer
    jurisdiction of                                    Identification Number)
    incorporation or
     organization)
                              1900 GULF STREET
                         LAMAR, MISSOURI 64759-1899
                      (Address of principal executive
                                  offices)

                               (417) 682-3322

            (Registrant's telephone number, including area code)
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     The undersigned registrant hereby amends the following items, exhibits or other portions of the Current Report on Form 8-K originally filed by the registrant with the Securities and Exchange Commission on May 19, 1999, as set forth below:

ITEM 5.   OTHER EVENTS

     On May 17, 1999, O'Sullivan Industries Holdings, Inc., a Delaware corporation ("O'Sullivan"), entered into a definitive merger agreement (the "Merger Agreement") with OSI Acquisition, Inc., a Delaware corporation ("OSI"). A copy of the Merger Agreement is incorporated by reference.

     On June 17, 1999, O'Sullivan and OSI agreed to amend and replace in its entirety Exhibit 9.7 of the Merger Agreement with Exhibit 9.7 (amended) with respect to the terms of the Senior Preferred Stock.

     A copy of the agreement between O'Sullivan and OSI to amend and replace Exhibit 9.7 of the Merger Agreement with Exhibit 9.7 (amended) is attached as Exhibit 2.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibit is hereby amended and added to the Form 8-K:

2.2 Agreement to amend and replace Exhibit 9.7 of the Merger Agreement with Exhibit 9.7 (amended).

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated:  June 18, 1999



                                       O'SULLIVAN INDUSTRIES  HOLDINGS, INC.



                                       By:   /s/ Rowland H. Geddie, III
                                            --------------------------------
                                             Name:   Rowland H. Geddie, III
                                             Title:  Vice President,
                                                     General Counsel and
                                                     Secretary

                               EXHIBIT INDEX

       Exhibit                                Description
       -------                                -----------

         2.2 Agreement to amend and replace Exhibit 9.7 of the Merger Agreement with Exhibit 9.7 (amended).